UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2024

DARIOHEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37704	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 W 57th St, #33B New York, New York 10019

(Address of Principal Executive Offices)

972- 4-770-6377

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	DRIO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of an amendment to the 2020 Equity Incentive Plan

On June 25, 2024, DarioHealth Corp. (the “Company”) held its 2024 Special Meeting of Stockholders (the “2024 Meeting”). At the 2024 Meeting, the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company's Amended and Restated 2020 Equity Incentive Plan, as amended (the “2020 Plan”), which provides for a one-time increase of the maximum number of shares of common stock, 0.0001 par value per share (the “Common Stock”), issuable under the 2020 Plan by 3,000,000 shares. The Plan Amendment was previously approved, subject to stockholder approval, by the Company’s Board of Directors (the “Board”), upon the recommendation of the Board’s Compensation Committee on April 16, 2024.

A detailed summary of the Plan Amendment is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2024 Meeting filed with the U.S. Securities and Exchange Commission on May 1, 2024 (the “Proxy Statement”) under the caption “Proposal 2: Incentive Plan Proposal,” which summary is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final voting results of the 2024 Meeting are set forth below. Stockholders voted on the following proposals:

Proposal No. 1 — Nasdaq Rule 5635 Proposal

The stockholders approved the issuance of shares of the Company’s Common Stock, upon the exercise of certain pre-funded warrants, warrants and restricted stock units issued as part of the Company’s acquisition of Twill Inc., and the re-pricing of certain warrants, all in excess of 20% of its outstanding Common Stock. The proposal required the affirmative vote of a majority of the votes cast at the 2024 Annual Meeting. The votes were as follows (including shares of preferred stock eligible to vote, on an as converted basis):

For	Against	Abstain
16,262,466	1,191,420	1,339

Proposal No. 2 —Incentive Plan Proposal.

The stockholders approved an amendment to the 2020 Plan, which provided for a one-time increase of the maximum number of shares of Common Stock issuable under the 2020 Plan by 3,000,000. The Plan Amendment proposal required the affirmative vote of a majority of the votes cast at the 2024 Meeting. The votes were as follows (including shares of preferred stock eligible to vote, on an as converted basis):

For	Against	Abstain
14,257,236	3,156,778	41,211

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Third Amendment to the Company’s Amended and Restated 2020 Equity Incentive Plan (incorporated by reference to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 1, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2024	DARIOHEALTH CORP.

	By:	/s/ Zvi Ben David
		Name:	Zvi Ben David
		Title:	Chief Financial Officer, Treasurer, & Secretary